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                                                                   Exhibit 10.6

                     INVESTOR REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of December 10, 1999, is entered into by and among Haights Cross Communications, Inc., a Delaware corporation (the "Company"), Haights Cross Operating Company, a Delaware corporation and a wholly owned subsidiary of the Company ("HCOC"), and each Holder (as hereinafter defined) executing a signature page hereto.

         This Agreement is made pursuant to a certain Senior Subordinated
Notes, Preferred Stock and Warrants Subscription Agreement dated the date hereof by and among the Company, HCOC, the Guarantors named therein, and the Buyers named therein (the "Subscription Agreement"). In order to induce the Buyers to enter into the Subscription Agreement, the Company and HCOC have agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Subscription Agreement.

         In consideration of the foregoing, the parties hereby agree as follows:

         SECTION 1.        DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings:

         "Advice" shall have the meaning set forth in Section 5.

         "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling (including, but not limited to, all directors and executive officers of such Person), controlled by or under direct or indirect common control with such specified Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

         "Affiliated Market Maker" means a Broker-Dealer who is deemed to be an affiliate of the Company and who is, therefore, required to deliver a prospectus in connection with sales or market making activities.

         "Broker-Dealer" means any broker or dealer registered under the Exchange Act.

         "Business Day" means a day that is not a Legal Holiday.

         "Commission" means the Securities and Exchange Commission.
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         "Common Shares" shall mean the shares of Common Stock held by the
Existing Holders, other than shares of Common Stock issued to and held by any Existing Holder in connection with such Existing Holder's employment with the Company, and all shares of Common Stock directly or indirectly issued or issuable in respect of the Common Shares by way of stock dividend, stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

         "Common Stock" means the common stock, par value $.001 per share, of the Company.

         "Company" shall have the meaning set forth in the preamble and shall include the Company's successors by merger, acquisition, reorganization or otherwise.

         "Company Securities" means the Common Stock and securities convertible into or exchangeable for Common Stock, Series A Preferred Stock, Series B Preferred Stock, and options, warrants (including, without limitation, the Warrants) or other rights to acquire Common Stock, Series A Preferred Stock, Series B Preferred Stock or any other equity security issued by the Company.

         "Controlling Persons" shall have the meaning set forth in Section 7(a).

         "Damages" shall have the meaning set forth in Section 7(a).

         "Demand Registration Statement" shall have the meaning set forth in
Section 2(a).

         "Demand Request" shall have the meaning set forth in Section 2(a).

         "DLJIP Holders" means the Buyers named on Schedule B to the Subscription Agreement (other than DLJ ESCII, L.P., which shall be deemed a DLJMB Holder for purposes of this Agreement), together with their successors and permitted, assigns.

         "DLJMB Holders" shall mean the Buyers named on Schedule A to the Subscription Agreement, together with their successors and permitted assigns;

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

         "Exchange Offer" shall have the meaning set forth in Section 2(g).

         "Exchange Registration Statement" shall have the meaning set forth in
Section 2(g).

         "Exchange Shares" shall have the meaning set forth in Section 2(g).

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         "Existing Holders"" shall mean the holders of the Series A Preferred
Stock of the Company as of the date hereof and identified as such on the signature pages hereto.

         "HCOC" shall have the meaning set forth in the preamble and shall include HCOC's successors by merger, acquisition, reorganization or otherwise.

         "Holder" means (i) each Existing Holder, each DLJIP Holder and each DLJMB Holder and (ii) each Person (other than the Company and HCOC) to whom a Holder transfers Preferred Shares, Warrants, Warrant Shares or Common Shares if such Preferred Shares, Warrants, Warrant Shares or Common Shares are Registrable Securities as held by such Person.

         "Initial Public Offering" shall mean the Company's first public offering of Common Stock pursuant to an effective registration statement under the Securities Act (other than a registration statement on Form S-8 or any successor form).

         "Inspectors" shall have the meaning set forth in Section 5(1).

         "Legal Holiday" means a Saturday, Sunday or a day on which banking institutions in New York City, New York, or Boston, Massachusetts, or at such place of payment, are not required to be opened.

         "Majority Interest" means, as applicable, (x) (i) the Existing Holders holding a majority of the Common Shares, (ii) the DLJMB Holders holding Warrants exercisable into a majority of the Warrant Shares held by the DLJMB Holders or
(y) a majority of the Warrant Shares held by the DLJMB Holders, (iii) the DLJIP Holders holding (z) Warrants exercisable into a majority of the Warrant Shares held by the DLJIP Holders or (y) a majority of the Warrant Shares held by a majority of the DLJIP Holders and (iv) the DLJMB Holders holding a majority of the Series B Preferred Stock.

         "Management Holders" means any Existing Holder who is employed as an officer of the Company.

         "Nasdaq" shall have the meaning set forth in Section 8(b)(xv).

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization, government or other agency, or, any political subdivision thereof, or any other entity of whatever nature.

         "Piggy-Back Registration" shall have the meaning set forth in Section 5(a).

         "Preferred Shares" shall mean the shares of Series B Preferred Stock of the Company purchased by the DLJMB Holders pursuant to the Subscription Agreement.

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         "Prospectus" means the prospectus included in any Registration
Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including, without limitation, post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

         "Records" shall have the meaning set forth in Section 5(1).

         "Registrable Securities" means the Preferred Shares, the Warrants, the Warrant Shares and the Common Shares; provided, however, that any Preferred Shares, Warrants, Warrant Shares or Common Shares shall cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities are transferred to any Person, other than a Holder, pursuant to Rule 144 (or any successor rule or similar provision then in effect, but not Rule 144A) under the Securities Act, including, without limitation, a sale pursuant to the provisions of Rule 144(k), (iii) such Registrable Securities shall have ceased to be outstanding, or (iv) such Registrable Securities may be resold pursuant to Rule 144(k).

         "Registration Expenses" shall have the meaning set forth in Section 9.

         "Registration Statement" shall mean a registration statement of the Company on the appropriate form for a public offering of securities under the Securities Act that covers any of the Registrable Securities or Exchange Shares pursuant to the provisions of this Agreement, and all amendments and supplements to any such registration statement, including, without limitation, post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "Required Filing Date" shall have the meaning set forth in Section
2(a).

         "Required Holders" means (i) (A) in the event the DLJMB Holders own in the aggregate at least 10% of the total Registrable Securities initially purchased by such DLJMB Holders pursuant to the Subscription Agreement (the "DLJMB Initial Ownership"), all of the DLJMB Investors or (B) in the event the DLJMB Holders own in the aggregate less than 10% of the DLJMB Initial Ownership, a Majority Interest of the DLJMB Holders and (ii) (A) in the event the DLJIP Holders own in the aggregate at least 10% of the total Warrants (including, without limitation, the Warrant Shares, if any such Warrants shall have been exercised) initially purchased by such DLJIP Holders pursuant to the Subscription Agreement (the "DLJIP Initial Ownership"), all of the DLJIP Holders

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or (B) in the event the DLJIP Holders own in the aggregate less than 10% of the
DLJIP Initial Ownership, a Majority Interest of the DLJIP Holders.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

         "Series A Preferred Stock" means the Series A Preferred Stock, par value $.001 per share, of the Company.

         "Series B Preferred Stock" shall mean the Series B Senior Preferred Stock, par value $.001 per share, of the Company.

         "Shelf Registration Statement" means a Registration Statement of the Company on the appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act.

         "Subscription Agreement" shall have the meaning set forth in the recitals herein.

         "Suspension Notice" shall have the meaning set forth in Section 8.

         "Suspension Period" shall have the meaning set forth in Section 8.

         "Warrants" means the warrants to purchase shares of Common Stock and Series A Preferred Stock of the Company issued to the DLJMB Holders and the DLJIP Holders pursuant to the Subscription Agreement.

         "Warrant Shares" means the shares of Common Stock and Series A Preferred Stock of the Company issuable upon exercise of the Warrants and all shares of Common Stock and Series. A Preferred Stock directly or indirectly issued or issuable in respect of the Warrant Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization.

         SECTION 2.        DEMAND REGISTRATION.

                  (a) Request for Registration. At any time after the earlier to occur of (i) the second anniversary of the date hereof and (ii) the 180th day following the consummation of the Company's Initial Public Offering, any of the DLJMB Holders and any of the DLJIP Holders or a Majority Interest of the Existing Holders may request, in writing (a "Demand Request"), that the Company prepare and file with the Commission a Registration Statement (the "Demand Registration Statement") on the appropriate form for a public offering of all or any portion of such Holders' Registrable Securities to be made in the manner specified in such request; provided, however, that subject to Section 2(e), the Company shall not be required to effect (i) more than two Demand Registration Statements on behalf of the DLJMB Holders with respect to the

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Preferred Shares, (ii) more than two Demand Registration Statements on behalf of the DLJMB Holders with respect to the Warrants and Warrant Shares held by the DLJMB" Holders; (iii) more than two Demand Registration Statements on behalf of the DLJIP Holders with respect to the Warrants and Warrant Shares held by the DLJIP Holders or (iv) more than two Demand Registration Statements on behalf of the Existing Holders; provided, further, that any Demand Request by the DLJMB Holders that includes both Preferred Shares and Warrant Shares (and/or Warrants) shall be deemed to constitute only one Demand Registration Statement for purposes of this Section 2(a). The Company shall not be required to effect any Demand Registration Statement pursuant to this Section 2(a) unless (i) the Registrable Securities to be sold have an aggregate fair market value equal to or in excess of $20 million or (ii) represent all of the Registrable Securities held by the holder making the Demand Request of the class of such Registrable Securities proposed to be sold pursuant to such Demand Registration Statement. Each Demand Request so made by the DLJMB Holders, the DLJIP Holders or Existing Holders shall specify the number and kind of Registrable Securities proposed to be sold. Subject to Section 2(g), the Company shall use its reasonable best efforts to file the Demand Registration Statement covering the Registrable Securities which are the subject of the Demand Request, as well as any Registrable Securities included in such Demand Registration Statement pursuant to Section 2(c), within 90 days after receiving a Demand Request (the "Required Filing Date") and to cause the same to be declared effective by the Commission as promptly as practicable after such filing and to keep such Demand
Registration Statement (other than a Shelf Registration Statement filed pursuant to Section 6(a)) effective for a period beginning on the date such Demand Registration Statement is declared effective and ending on the earlier of (i) the date which is 180 days following the effective date thereof (or 90 days if the Demand Registration Statement is on Form S-3 or any successor form), or (ii) the date on which all Registrable Securities of the Holders included in such Demand Registration Statement have actually been sold thereunder.

                  (b) SUPPLEMENTS; AMENDMENTS. The Company agrees, if necessary, to supplement or amend the Demand Registration Statement, as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Demand Registration Statement or by the Securities Act or as requested (which request shall result in the filing of a supplement or amendment) by any Holder of Registrable Securities to which such Demand Registration Statement relates, and, subject to Section 8(b)(iii), the Company agrees to furnish to such Holders, their counsel and any managing underwriter copies of any such supplement or amendment prior to its being used and/or filed with the Commission. The Company agrees to use its reasonable best efforts to cause such amendment to be declared effective as soon as practicable.

                  (c) Rights of Nonrequesting Holders. Upon receipt of any Demand Request, the Company shall promptly give written notice of such proposed Demand Registration Statement at least ten days prior to the anticipated filing date of the Demand Registration Statement to all other Holders entitled to registration rights under this Section 2 or Section 3, who shall have the right, exercisable by written notice to the Company within 5 days of their receipt of the Company's notice, to elect to include in such Demand Registration Statement such portion of their Registrable Securities as they may request.

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                  (d)      Priority with Respect to Demand Registration
Statement. If a Demand Registration involves an underwritten public offering and the managing underwriter, of such offering determines in good faith that the number or kind of Registrable Securities sought to be offered exceeds the largest number of securities that can be sold without having an adverse effect on such offering, including the price at which such securities can be sold (the "Maximum Offering Size"), then the number or kind of Registrable Securities to be included in such underwritten public offering shall be reduced to the Maximum Offering Size, provided that the shares to be excluded shall be determined in the following sequence: (i) first, securities sought to be registered by any Person not having a contractual, incidental "piggy back" right to include such securities in the registration statement, (ii) second, securities sought to be registered by any Person (other than Holders holding Registrable Securities) having a contractual, incidental "piggy back" right to include such securities in the registration statement, (iii) third, shares sought to be registered by the Company, (iv) fourth, Registrable Securities sought to be registered by Management Holders, (v) fifth, Registrable Securities sought to be registered by Holders (other than any Management Holders) who are not the Holders making the original Demand Request to which such Demand Registration relates, and (vi) sixth, Registrable Securities sought to be registered by the Holders (other than any Management Holders) who made such original Demand Request, it being understood that no shares shall be registered for the account of the Company or any requesting holder, other than such Holders making such original Demand Request, unless all Registrable Securities held by the Holders making such original Demand Request have been registered. If there is a reduction of the number of Registrable Securities pursuant to clauses (iv), (v), or (vi) above, such reduction shall be made on a pro rata basis (based upon the aggregate number and type of Registrable Securities held by the holders in each tranche and subject to the priorities set forth in the preceding sentence).

                  (e) Effective Registration. A registration will not be deemed to have been effected as a Demand Registration Statement unless the Demand Registration Statement with respect thereto has been declared effective by the Commission and has remained effective for the period set forth in
Section 2(a) and the Company has complied in all material respects with its other obligations under this Agreement with respect thereto; provided, that (i) if after any Demand Registration Statement becomes effective such Demand Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission and less than 75 % of the Registrable Securities included in such Demand Registration Statement have been sold thereunder or (ii) if the Maximum Offering Size is reduced in accordance with
Section 2(d) such that less than 66 2/3% of the Registrable Securities of the Holders making the original Demand Request sought to be included in such registration are included then, in each case, such Demand Registration Statement shall not be deemed to have been effected. The Holders making a Demand Request pursuant to Section 2(a) may, at any time prior to the effective date of the Demand Registration Statement relating thereto, revoke such Demand Request, without liability to any of the other Holders, by providing a written notice to the Company revoking such request, in which case such request, so revoked, shall be considered to be an effective Demand Registration Statement for purposes of
Section 2(a) unless (i) such revocation arose out of the fault of the Company or an adverse development in the Company's business, or (ii) the holders making the

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Demand Request reimburse the Company for all reasonable out-of-pocket costs incurred by the Company in connection with such registration, in which case such revoked Registration Statement shall not be considered a Demand Registration Statement for purposes of Section 2(a).

                  (f) Selection of Underwriter. If the Holders making a Demand Request pursuant to Section 2(a) so elect, the offering of Registrable Securities pursuant to such Demand Registration Statement shall be in the form of an underwritten offering. If they so elect, the Company shall select one or more nationally recognized firms of investment bankers to act as the book-running managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering; provided, however, that if the DLJMB Holders or the DLJIP Holders have made the Demand Request to which such Demand Registration Statement relates, such holders will have the right to select one or more nationally recognized firms of investment bankers to act as the book-running managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering, so long as such underwriters are reasonably acceptable to the Company. The Company hereby irrevocably agrees that Donaldson, Lufkin & Jenrette Securities Corporation is reasonably acceptable to it.

         SECTION 3. EXCHANGE OFFER. (a) At the request of a Majority Interest of the DLJMB Holders (an "Exchange Offer Request"), unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 8(a)(i) have been complied with), the Company agrees to effect a Demand Registration Statement by filing with the Commission, no later than the Required Filing Date, an offer to exchange (the "Exchange Offer") any and all of the Preferred Shares for securities of the Company that are identical to the Preferred Shares (the "Exchange Shares"), except that the Exchange Shares shall have been registered pursuant to an effective registration statement under the Securities Act and shall contain no restrictive legend thereon. A Demand Registration Statement filed pursuant to this Section 2(g) shall not be counted for purposes of the calculation performed pursuant to the first proviso to the first sentence of Section 2(a). The Exchange Offer shall be registered under the Securities Act on the appropriate form permitting (i) registration of the Exchange Shares to be offered in exchange for the Preferred Shares covered by such Demand Request and (ii) resales of Exchange Shares by Broker-Dealers that tendered into the Exchange Offer Preferred Shares that such Broker-Dealers acquired for their own account as a result of market making activities or other trading activities as contemplated by Section 3(b) (the "Exchange Registration Statement"), and shall comply with all applicable tender offer rules and regulations under the Exchange Act. The Company agrees to use its reasonable best efforts to (i) cause the Exchange Registration Statement to be declared effective under the Securities Act at the earliest possible time, but in no event later than 60 days following the Required Filing Date (such 60th day being the "Effectiveness Deadline"), (ii) upon the effectiveness of the Exchange Registration Statement, commence and consummate the Exchange Offer, (iii) keep the Exchange Offer open for at least 30 days (or longer if required by applicable law) after the date that notice of the Exchange Offer is first mailed to securityholders; and (iv) consummate the Exchange Offer on to the earliest practicable date following the date on which the Exchange Registration Statement is declared effective, but in no event later than the earlier

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to occur of (i) 30 days thereafter or (ii) 30 days after the Effectiveness
Deadline (such deadline being the "Consummation Deadline"). No securities other than the Exchange Shares shall be included in the Exchange Offer Registration Statement. Each securityholder who participates in the Exchange Offer will be required to represent that any Exchange Shares received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such securityholder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Shares within the meaning of the Securities Act, that such securityholder is not an affiliate of the Company or its Affiliates within the meaning of the Securities Act, and any additional representations that in the written opinion of counsel to the Company are necessary under then-existing interpretations of the Commission in order for the Exchange Registration Statement to be declared effective. If the securityholder is a Broker-Dealer that will receive Exchange Shares for its own account in exchange for Preferred Shares, it will represent that the Preferred Shares to be exchanged for the Exchange Shares were acquired by it as a result of market-making activities or other trading activities and will acknowledge that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Shares. It is understood that, by acknowledging that it will deliver, and by delivering, a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Shares, the securityholder is not admitting that it is an "underwriter" within the meaning of the Securities Act. The Company shall use its reasonable best efforts to (i) keep the Exchange Registration Statement continuously effective and current for at least 30 days (or longer if required by applicable law); (ii) to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time, to be not less than the minimum period required under applicable federal and state securities laws to consummate the Exchange Offer, and (iii) cause all necessary filings, if any, in connection with the registration and qualification of the Exchange Shares to be made under the state securities or "blue sky" laws of such jurisdictions as are necessary to permit consummation of the Exchange Offer.

                  (b)      The Company shall include a "Plan of Distribution"
section in the Prospectus contained in the Exchange Registration Statement and indicate therein that any Broker-Dealer who holds Preferred Shares covered by such Exchange Offer Request that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities, may exchange such Preferred Shares pursuant to the Exchange Offer. Such "Plan of Distribution" section shall also contain all other information with respect to such sales by such, Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Preferred Shares held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy, rules or regulations after the date of this Agreement. See the Shearman & Sterling no-action letter (available July 2, 1993).

         Because such Broker-Dealer may be deemed to be an "underwriter within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with its initial sale of any Exchange Shares received by such Broker-

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Dealer in the Exchange Offer, the Company shall permit the use of the Prospectus contained in the Exchange Registration Statement by such Broker-Dealer to satisfy such prospectus delivery requirement. To the extent necessary to ensure that the Prospectus contained in the Exchange Registration Statement is available for sales of Exchange Shares by Broker-Dealers, the Company agrees to use its reasonable best efforts to keep the Exchange Registration Statement continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 8 (a) and (b) and in conformity with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the Consummation Deadline or such shorter period as will terminate when all Preferred Shares covered by such Exchange Registration Statement have been sold pursuant thereto. The Company shall provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers, promptly upon request, and in no event later than one day after such request, at any time during such period.

                  (c) Supplements; Amendments. The Company agrees, if necessary, to supplement or amend the Exchange Registration Statement, as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Exchange Registration Statement or by the Securities Act or as requested (which request shall result in the filing of a supplement or amendment) by any holder of Preferred Shares to which such Exchange Registration Statement relates, and the Company agrees, subject to
Section 8(b) to furnish to such holders, their counsel and any managing underwriter copies of any such supplement or amendment prior to its being used and/or filed with the Commission. The Company agrees to use its reasonable best efforts to cause such amendment to be declared effective as soon as practicable.

         SECTION 4.        PREFERRED SHELF REGISTRATION.

                  (a) In the event of an Exchange Offer Request, if (i) the Exchange Offer is not permitted by applicable law (after the Company has complied with the procedures set forth in Section 8(a)(i)) or (ii) if any holder of Preferred Shares covered by such Exchange Offer Request shall (A) notify the Company within the period provided in Section 2(c) that (1) such holder was prohibited by law or Commission policy from participating in the Exchange Offer or (2) such holder may not resell the Exchange Shares acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Registration Statement is not appropriate or available for such resales by such holder or (B) notify the Company at any time that it is an affiliate of the Company and therefore not permitted to participate in an Exchange Offer, then the Company shall:

                  (x) cause to be filed, on or prior to (I) 90 days after, in the case of an Exchange Offer Request for a registered Exchange Offer, the earlier of (i) the date on which the Company determines that the Exchange Registration Statement cannot be filed as a result of clause 4(a)(i) and (ii) the date on which the Company receives the notice specified in clause 4(a)(ii) above or (II) such later date as the holders may request in the Exchange Offer Request (such date referred to in (I) or (II), the "Filing Deadline"), a shelf

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         registration statement pursuant to Rule 41.5 under the Securities Act
         (which may be an amendment to the Exchange Registration Statement (the "Preferred Shelf Registration Statement")), relating to all Preferred Shares covered by such Exchange Offer Request, and

                  (y) shall use its reasonable best efforts to cause such Preferred Shelf Registration Statement to become effective on or prior to 60 days after the Filing Deadline for the Preferred Shelf Registration Statement (such 60th day the "Effectiveness Deadline").

         If, after the Company has filed an Exchange Registration Statement that satisfies the requirements of Section 3(a), the Company is required to file and make effective a Preferred Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law (i.e., clause 4(a)(i) above), then the filing of the Exchange Registration Statement shall be deemed to satisfy the requirements of clause (x) above; provided, however, that in such event, the Company shall remain obligated to meet the Effectiveness Deadline set forth in clause (y) above.

         To the extent necessary to ensure that the Preferred Shelf Registration Statement is available for sales of Preferred Shares by the holders thereof entitled to the benefit of this Section 4(a), the Company shall use its reasonable best efforts to keep any Preferred Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 8(b) and in conformity with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for as long as the DLJMB Holders (so long as they are holders of securities covered by such Exchange Offer Request) or any Affiliated Market Maker is deemed to be an affiliate of the Company, but in no event less than the shorter of (x) if a Person other than an Affiliate of the Company is a holder of the Preferred Shares covered by such Demand Registration Request, two years (as may be extended pursuant to Section 8(b)) following the date when such Preferred Shares were first held by such Person or (y) such shorter period as will terminate when all Preferred Shares covered by such Preferred Shelf Registration Statement have been sold pursuant thereto.

                  (b) No holder of Preferred Shares may include any of its Preferred Shares in any Preferred Shelf Registration Statement pursuant to this Agreement unless and until such holder furnishes to the Company in writing the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with any Preferred Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each selling holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

                  (c) Supplements; Amendments. The Company agrees, if necessary, to supplement or amend the Preferred Shelf Registration Statement, as required by the rules, regulations or instructions applicable to the registration form used by the Company for such

Preferred Shelf Registration Statement or by the Securities Act or as requested (which request shall result in the filing of a supplement or amendment) by any holder of Registrable Securities to which such Preferred Shelf Registration Statement relates, and the Company agrees, subject to Section 8(b), to furnish to such holders, their counsel and any managing underwriter copies of any such supplement or amendment prior to its being used and/or filed with the Commission. The Company agrees to use its reasonable best efforts to cause such amendment to be declared effective as soon as practicable.

         SECTION 5.        PIGGY-BACK REGISTRATION.

                  (a) Request for Registration. Each time the Company proposes to register any Company Securities under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its securityholders (other than (i) a registration statement on Form S-4 or S-8 (or any substitute form that is adopted by the Commission) or (ii) a registration statement filed in connection with an exchange offer or the offering of securities solely to the Company's existing securityholders), then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than 10 Business bays before the anticipated filing date of the Company's registration statement relating to such registration), and such notice shall offer such Holders the opportunity to register such number of and type of Registrable Securities as each such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), subject to the limitations set forth in
Section 5(b) (a "Piggy-Back Registration"). The Holders desiring to have their Registrable Securities registered under this Section 5 will so advise the Company in writing within 5 Business Days after the date of receipt of such notice from the Company. The Company shall (i) permit, or, if the offering relating to a Piggy-Back Registration is an underwritten offering, shall use its reasonable best efforts to cause the managing underwriter or underwriters of such proposed underwritten offering to permit, the Registrable Securities requested to be included in such Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein; (ii) permit, or use commercially reasonable efforts to cause such managing underwriter or underwriters to permit, the sale or other disposition of such Registrable Securities in accordance with such Holder's intended method of disposition thereof and (iii) use its reasonable best efforts to effect the registration under the Securities Act of all of the Registrable Securities that the Company has been so requested to register. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 3 by giving written notice to the Company of such withdrawal. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective (without prejudice however to the rights of any Holder pursuant to Section 2);provided however, that the Company shall give immediate notice of such withdrawal to the Holders who requested Registrable Securities to be included in such Piggy-Back Registration. No registration effected pursuant to this Section 5(a) shall relieve the Company of its obligations to effect registrations pursuant to Section 2.

                  (b) Priority on Registrations. In connection with an underwritten offering where any Holders have requested a Piggy-Back Registration pursuant to Section 5(a), the Company shall use its reasonable best efforts to cause all Registrable Securities requested to be included in such Piggy-Back Registration to be included as provided in Section 5(a). If the managing underwriter or underwriters of any such Piggy-Back Registration which is an underwritten offering have informed, in writing, the Company that it is their opinion that the total number or type of securities that any Persons participating in such registration, including the Company, intend to include in such offering exceeds the Maximum Offering Size, the Company shall reduce the amount of securities to be included in the offering to the Maximum Offering Size (including, without limitation, any securities held by Holders of Registrable Securities); provided, however, that the securities to be excluded shall be determined in the following sequence: (i) first, securities sought to be registered by any Person not having any contractual incidental or "piggy back" registration rights, (ii) second, securities sought to be registered by any Persons (other than Holders of Registrable Securities) having contractual incidental or "piggy back" registration rights, (iii) third, Registrable Securities sought to be registered by any Management Holders, (iv) fourth, Registrable Securities sought to be registered by any DUMB Holders, DLJIP Holders and any Existing Holders (other than any Management Holders) and (v) fifth, securities sought to be registered by the Company. If there is a reduction in the number of shares of Registrable Securities to be registered pursuant to clause (iii) or (iv) above, such reduction shall be made within such tranche on a pro rata basis (based upon the aggregate number and type of Registrable Securities held by the holders in each such tranche and subject to the priorities set forth in the preceding sentence).

                  (c) Selection of Underwriter. In connection with any underwritten offering with respect to which Holders of Registrable Securities shall have requested registration pursuant to this Section 5, the Company shall have the right to select the managing underwriter with respect to the offering ;provided however, that if more than 25% of the aggregate amount of Company Securities to be sold in connection with such registration consists of Registrable Securities held by Persons other than the Company or any Affiliate of the Company, such managing underwriter shall be reasonably acceptable to the holders (other than the Company or any Affiliate of the Company) of a majority of the Registrable Securities (excluding Registrable Securities held by the Company or an Affiliate of the Company) requested to be sold in such underwritten offering. The aggregate amount of securities to be sold shall be determined using the anticipated offering price to the public for each security. For purposes of this Section 5(c), no DLJMB Holder and no DLJIP Holder shall be deemed to be an Affiliate of the Company.

         SECTION 6.        SHELF REGISTRATION.

                  (a) Filing; Effectiveness. If any Warrants are sold in connection with a Registration Statement relating to the Preferred Shares, Warrant Shares or Common Shares or if any Warrants are sold in a Registration Statement relating to the Warrants, the Company shall prepare and file with the Commission a Shelf Registration Statement covering the resale of all of the Warrant Shares for which such Warrants are exercisable (a "Warrant Shelf Registration

Statement"), on or prior to 45 days (or, if the Warrants are not at such time of the same class ass securities listed on a national securities exchange or quoted in a U.S. automated system (as determined pursuant to Rule 144A), 90 days) after the date of the Demand Request, or such later date set forth in the Demand Request. The Company shall use its reasonable best efforts to cause the Warrant Shelf Registration Statement to be declared effective on or before 105 days
(or, if the Warrants are not at such time of the same class as securities listed on a national securities exchange or quoted in a U.S. automated system (as determined pursuant to Rule 144A), 150 days) after the Required Filing Date, and to keep such Warrant Shelf Registration Statement continuously effective until all of the underlying Warrants have been exercised for Warrant Shares or expire and shall take all actions necessary to permit the resale of such Warrant Shares as may be required by applicable state securities laws.

                  (b) Supplements; Amendments. The Company agrees, if necessary, to supplement or amend the Warrant Shelf Registration Statement, as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Warrant Shelf Registration Statement or by the Securities Act or as reasonably requested (which request shall result in the filing of a supplement or amendment) by any Holder of Registrable Securities to which such Shelf Registration Statement relates, and the Company agrees, subject to Section 8(c)(iii), upon request to furnish to the Holders copies of any such supplement or amendment prior to its being used and/or filed with the Commission. The Company agrees to use its reasonable best efforts to cause such amendment to be declared effective as soon as possible.

                  (c) Information Regarding Holders. A Holder of Registrable Securities included in a Warrant Shelf Registration Statement shall provide all information with respect to itself, its plan of distribution and related matters as required by Item 507 or 508 of the Regulation S-K, as applicable, of the Securities Act and requested by the Company in order to effect the registration and disposition of such Registrable Securities pursuant to such Shelf Registration Statement and such additional information required to be disclosed in order to make the information previously furnished to the Company not materially misleading.

         SECTION 7.        FORM S-3.

         After its Initial Public Offering, the Company shall use its best efforts to qualify and remain qualified to register securities on Form S-3 (or any comparable successor form) under the Securities Act (a "Form S-3 Registration Statement"). For so long as the Company is qualified to register securities on Form S-3 (or any comparable successor form), an Existing Holder (other than a Management Holder) shall have the right to request registration on Form S-3 (or any comparable successor form) for the Registrable Securities held by such requesting Holder; provided, however, that the Registrable Securities to be registered pursuant to each such requested Form S-3 Registration Statement shall have an anticipated aggregate sale price as of the date of filing of such Form S-3 Registration Statement of at least $500,000. Such requests shall be in writing and shall state the number of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Holder. Upon receipt of such request, the Company shall give notice of such request to all the other Holders, if any, who shall then have twenty (20) days to notify the Company in writing of their desire to have Registrable Securities held by them included in such registration. The Company shall use its reasonable best efforts to effect promptly the registration of all Registrable Securities whose holders request registration thereof pursuant to such Form S-3 Registration Statement (or any comparable successor form); provided, however, the Company shall not be required to effect a registration pursuant to a request under this Section 5 more than five (5) times. The Company shall have no obligation to file a Form S-3 Registration Statement pursuant to this Section 5 earlier than 180 days after the effective date of a prior Registration Statement covering an underwritten public offering for the account of the Company or any Holder, or earlier than 90 days after the effective date of a prior Form S-3 Registration Statement filed pursuant to this
Section 5.

         SECTION 8.        REGISTRATION PROCEDURES.

                  (a) Exchange Registration Statement. In connection with an Exchange Offer, the Company shall (i) comply with all applicable provisions of Section 8(b) below, (ii) use its reasonable best efforts to effect such exchange and to permit the resale of Exchange Shares by Broker-Dealers that tendered in the Exchange Offer Preferred Shares that such Broker-Dealer acquired for its own account as a result of its market making activities or other trading activities being sold in accordance with the intended method or methods of distribution thereof, and (iii) comply with all of the following provisions:

                           (A) If, following the date hereof there has been announced a change in Commission policy with respect to exchange offers such as the Exchange Offer, that in the reasonable opinion of counsel to the Company raises a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Company to consummate an Exchange Offer for such Preferred Shares. The Company hereby agrees to pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Company hereby agrees to take all such other actions as may be requested by the Commission or otherwise required in connection with the issuance of such decision, including, without limitation, participating in telephonic conferences with the Commission, delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and diligently pursuing a resolution (which need not be favorable) by the Commission staff.

                           (B) Prior to effectiveness of the Exchange Registration Statement, the Company shall provide a supplemental letter to the Commission stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and, if applicable, any no-action letter obtained pursuant to Section 8(a)(i) above, including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Exchange Shares to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Exchange Shares in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Shares received in the Exchange Offer and any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to Section 8(a)(i) above, if applicable.

                  (b) General Provisions. In connection with the obligations of the Company to effect or cause the registration of any Registrable Securities pursuant to the terms and conditions of this Agreement, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection therewith, use its reasonable best efforts to:

                           (i) prepare and file with the Commission a Registration Statement on the appropriate form under the Securities Act, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and cause such Registration Statement to become effective and remain effective in accordance with the provisions of this Agreement. The Company will modify, at the request of any seller of Registrable Securities, any information contained in such registration statement, amendment, or supplement thereto (including the Prospectus contained therein) pertaining to such seller if such modifications would be required in order that the Prospectus not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (ii)     promptly prepare and file with the
         Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for as long as the Company is required to keep such Registration Statement effective pursuant to the terms hereof; cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders set forth in such Registration Statement or amendment thereto or such Prospectus or supplement thereto;

                           (iii) furnish to each Holder and in the case of a Shelf Registration Statement, each Holder and each Affiliated Market Maker, before filing with the Commission, copies of any registration statement or Prospectus included therein or any amendments or supplements to any such registration statement or Prospectus (including all documents incorporated by reference after the initial filing of such registration statement), which documents will be subject to the review and comment of such Persons in connection with such sale, if any, for a period (to the extent practicable) of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus (including all such documents incorporated by reference) to which such Person shall reasonable object within five Business Days after the receipt thereof. Such Person shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Securities Act;

                           (iv)     promptly furnish to any Holder of
         Registrable Securities included in such offering and the underwriters, if any, without charge, such number of conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including, without limitation, each preliminary Prospectus) and any amendments or supplements thereto, any documents incorporated by reference therein and such other documents as any such Holder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities being sold by such Holder; subject to the last paragraph of Section 8(b), the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each selling Person in connection with the offering and the sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto and all market making activities of any Affiliated Market Maker, as the case may be;

                           (v)      on or prior to the date on which a
         Registration Statement is declared effective, register or qualify the Registrable Securities covered by such Registration Statement under applicable state securities or "blue sky" laws, of such jurisdictions as the Holders may reasonably request, or obtain appropriate exemptions therefrom and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate and complete the disposition of such Registrable Securities in accordance with their intended method of distribution thereof; provided, however, that the Company shall not be required (A) to qualify to do business in any jurisdiction where it would not otherwise be required to so qualify but for this Section 8(b)(v) or (B) to file any general consent to service of process or consent to taxation (in excess of a nominal amount) in any such jurisdiction.

                           (vi) promptly notify each Holder of Registrable Securities included in a Registration Statement, (A) when a Registration Statement or a Prospectus or any post-effective amendment or any Prospectus supplement has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (C) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) of the issuance by any state securities commission or other regulatory authority of any order suspending the registration or qualification or exemption from registration or qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation or threatening of any proceedings for that purpose, (E) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering of such Registrable Securities cease to be true and correct in all material respects, and (F) of the existence of any fact or the happening of any event which makes any statement of a material fact made in a Registration Statement, related Prospectus, an amendment or supplement thereto or a document incorporated by reference untrue or which requires the making of any changes in or additions to such Registration Statement, Prospectus, amendment, supplement or document so that such Registration Statement or Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, as promptly as practicable thereafter, prepare and file an amendment to such Registration Statement with the Commission and furnish to any such Holders and any underwriter a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           (vii) comply in all material respects with all applicable rules and regulations of the Commission and make generally available to the Holders of Registrable Securities included in such offering a consolidated earnings statement satisfying the provisions of
         Section 11(a) of the Securities Act covering the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act (or any successor or equivalent rule).

                           (viii) prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if any such order suspending the effectiveness of a Registration Statement is issued, obtain the withdrawal of such order at the earliest possible moment.

                           (ix) if requested by any Holder of Registrable Securities included in a Registration Statement, promptly incorporate in a Prospectus supplement or post-effective amendment such information as such Holder requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such Prospectus supplement or post-effective amendment.

                           (x) upon request, after the filing with the Commission of any document which is incorporated by reference into a Registration Statement (in the form in which it was incorporated), promptly deliver a copy of each such document to each of the Holders of Registrable Securities included in such Registration Statement so requesting.

                           (xi) cooperate with the Holders of Registrable Securities included in a Registration Statement to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing Registrable Securities sold under such Registration Statement to the purchasers thereof, and cause such Registrable Securities to be in such denominations and registered in such names as such Holders may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates.

                           (xii) cause the disposition of the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities, subject to the proviso contained in Section 8(b)(v);

                           (xiii) enter into such customary agreements and take such actions as the Holders of Registrable Securities included in a Registration Statement may request in order to expedite or facilitate the disposition of Registrable Securities, including, without limitation, furnishing to each Holder and to each underwriter, if any, a signed counterpart, addressed to such underwriter of (A) a customary opinion or opinions of counsel to the Company and (B) a customary comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be.

                           (xiv) make available to each Holder of Registrable Securities included in a Registration Statement and any attorney, accountant or representative retained by any such Holder or underwriter (collectively, the "Inspectors"), upon execution of a confidentiality agreement reasonably acceptable to the Company and such Inspector, all financial and other records, pertinent corporate documents and properties of the Company

         (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such Registration Statement.

                           (xv) at the request of the Holders, cause the Registrable Securities included in a Registration Statement (if the Company and the Registrable Securities so qualify) (A) to be listed on each national securities exchange, if any, on which similar securities issued by the Company are then listed, or (B) if similar securities issued by the Company are not then listed, to be authorized for listing or quotation, as applicable, on the New York Stock Exchange or The Nasdaq Stock Market, Inc.'s National Market System ("Nasdaq").

                           (xvi) during the period when the Prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

         Each Holder of Registrable Securities included in a Registration Statement, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section B(b)(vi)(C)-(F), shall forthwith discontinue disposition of the Registrable Securities pursuant to such Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 8(b)(vii) or until such Holder is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed (the "Advice Date"), and such Holder has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that the Company shall not give a Suspension Notice until after the Registration Statement has been declared effective and shall not give more than one Suspension Notice during any period of twelve consecutive months and in no event shall the period from the date on which any such Holder receives a Suspension Notice to the date on which any such Holder receives either the Advice or copies of the supplemented or amended Prospectus contemplated by Section 8(b)(vi) (the "Suspension Period") exceed 60 days. In the event that the Company shall give any Suspension Notice, the Company shall use its reasonable best efforts and take such actions as are reasonably necessary to render the Advice and end the Suspension Period as promptly as practicable. In the event the Company shall give any Suspension Notice, the Company shall extend the period during which such Registration Statement shall be maintained effective by the number of days during the period from and including the date of the giving of the Suspension Notice to the earlier of the date when the Company shall make available to such Holder a Prospectus supplemented or amended to conform with the requirements of
Section 8(b)(vi) or the Advice Date. For purposes of this Section 8, the term "Registrable Securities" shall be deemed to include the Exchange Shares and Holders of Registrable Securities shall be deemed to include Holders of Exchange Shares.

         SECTION 9. REGISTRATION EXPENSES. Any and all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all Commission and securities exchange, Nasdaq and NASD registration and filing fees, all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including, without limitation, reasonable fees and disbursements of counsel for any underwriters or Holders in connection with "blue sky" qualifications of the Registrable Securities and Exchange Shares), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), all expenses for word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, the fees and expenses incurred in connection with the listing of the Registrable Securities and Exchange Shares, the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company (including, without limitation, the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters), Securities Act liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts or other Persons retained by the Company in connection with any registration, the reasonable fees and disbursements of one counsel, in the aggregate, selected by the DLJMB Holders and the DLJIP Holders in any offering in which any such entities participate or, in any other case, selected by the Holders (other than the Company and any of its Affiliates) holding a majority of the Registrable Securities (excluding any such securities held by the Company or any Affiliate of the Company) to be so registered; fees and expenses in connection with any review of underwriting arrangements by the NASD, including, without limitation, fees and expenses of any "qualified independent underwriter"; fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities or Exchange Shares) and any reasonable out-of-pocket expenses of the Holders and their agents, including, without limitation, any reasonable travel costs (but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities or Exchange Shares) (all such expenses being herein called "Registration Expenses"), will be borne by the Company whether or not the Registration Statement to which such expenses relate becomes effective.

         SECTION 10.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) Indemnification by the Company. The Company and HCOC jointly and severally agree to indemnify and hold harmless, to the full extent permitted by law, each Holder, its partners, officers, directors, trustees, stockholders, members, employees, agents and investment advisers, and each Person who controls such Holder within the meaning of either

Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Holder, together with the partners, officers, directors, trustees, stockholders, members, employees, agents and investment advisors of such controlling Person (collectively, the "Controlling Persons"), from and against all losses, claims, damages, liabilities and expenses (including, without limitation, any legal or other fees and expenses reasonably incurred by any Holder, its partners, officers, directors, trustees, stockholders, members, employees, agents and investment advisers, or any such Controlling Person in connection with defending or investigating any action or claim in respect thereof) (collectively, the "Damages") to which such Holder, its partners, officers, directors, trustees, stockholders, members, employees, agents and investment advisers, and any such Controlling Person, may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including, without limitation, all documents incorporated therein by reference, or are caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or are caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company and HCOC shall not be liable for Damages to any Holder under this Section 10(a) to the extent that any such Damages (i) arise out of or are based upon any such untrue statement or omission which is based upon information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any such Registration Statement (or any amendment thereto) or Prospectus (or amendment or supplement thereto); or (ii), with respect to any untrue statement or omission made in any Prospectus (as amended or supplemented if the Company shall have furnished amendments or supplements thereto), were caused by the fact that such Holder sold Securities to a Person as to whom it shall be established that there was not sent or given, or deemed sent or given pursuant to Rule 153 under the Securities Act, at the time of or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented if, and only if, (A) the Company has previously furnished copies of such amended or supplemented Prospectus to such Holder and (B) such Damages were caused by any untrue statement or omission or alleged untrue statement or omission contained in the Prospectus so delivered which was corrected in such amended or supplemented Prospectus. In connection with an underwritten offering, the Company and HCOC, jointly and severally, will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities except with respect to information provided by the underwriter specifically for inclusion therein.

                  (b) Indemnification by the Holders. Each Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against all Damages to the same extent as the foregoing indemnity from the Company to such Holder, but only to the extent such Damages arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (or any amendment or supplement thereto) or are caused by any omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, which untrue statement or omission is based upon information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any such Registration Statement (or any amendment thereto) or any such Prospectus (or any amendment or supplement thereto); provided, however, that such Holder shall not be obligated to provide such indemnity to the extent that such Damages result from the failure of the Company to promptly amend or take action to correct or supplement any such Registration Statement or Prospectus on the basis of corrected or supplemental information furnished in writing to the Company by such Holder expressly for such purpose. In no event shall the liability of any Holder of Registrable Securities hereunder be greater in amount than the amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Indemnification Procedures. In case any proceeding (including, without limitation, any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense thereof and, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the fees and disbursements of such counsel relating to such proceeding. The failure of an indemnified party to notify the indemnifying party with respect to a particular proceeding shall not relieve the indemnifying party from any obligation or liability (i) which it may have pursuant to this Agreement except to the extent the indemnifying party is materially prejudiced by such failure to so notify it or (ii) which it may have otherwise than pursuant to this Agreement. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (B) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably, satisfactory to such indemnified party, or (C) (1) the named parties to any such proceeding (including, without limitation, any impleaded parties) include both such indemnified party or an Affiliate of such indemnified party and any indemnifying party or an Affiliate of such indemnifying party, (2) there may be one or more defenses available to such indemnified party or such Affiliate of such indemnified, party that are different from or additional to those available to any indemnifying party or such Affiliate of any indemnifying party and (3) such indemnified party shall have been advised by such counsel that there may exist a conflict of interest between or among such indemnified, party or such Affiliate of such indemnified party and any indemnifying party or such Affiliate of any indemnifying party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel of its choice at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party; it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld) but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of any indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding with no payment by such indemnified party of consideration.

                  (d) Contribution. If the indemnification from the indemnifying party provided for in this Section 10 is found, pursuant to a final judicial determination not subject to appeal, to be unavailable to an indemnified party hereunder in respect of any Damages referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages (i) as between the Company and the Holders holding Registrable Securities covered by a registration statement on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Holders on the one hand and the underwriters on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Holders on the one hand and of such underwriters on the other in connection with the statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each such Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Holders on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Holders bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the

Company and such Holders on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Holders or by such underwriters. The relative fault of the Company on the one hand and of each such Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent' such statement or omission. The amount paid or payable by a party as a result of the Damages referred to above shall be deemed to include, subject to the limitations set forth in Section 10(c), any legal or other expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 10(d), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public (less any underwriting discounts or commissions) exceeds the amount of any Damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no selling Holder shall be required to contribute any amount in excess of the amount by which the total net proceeds received by such selling Holder with respect to Registrable Securities sold by such selling Holder exceeds the amount of any Damages which such selling Holder has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. Each Holder's obligation to contribute pursuant to this Section 10(d) is several but not joint and shall be determined by reference to the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering received by all the Holders. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

         If indemnification is available under this Section 10, the indemnifying party shall indemnify each indemnified party to the full extent provided in
Section 10(a) and Section 10(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 10(d).

         SECTION 11. RULE 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder, and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any successor rule or similar provision hereafter adopted by the Commission.

         SECTION 12. RULE 144A. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder (or if the Company is not required to file such reports, it will, upon the request of any Holder, make available other information so long as necessary to permit sales of the Registrable Securities pursuant to Rule 144A under the Securities
Act), and it will take such further action as any Holder may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144A, as such rule may be amended from time to time, or (b) any successor rule or similar provision hereafter adopted by the Commission.

         SECTION 13.       MISCELLANEOUS.

                  (a) No Inconsistent Agreements. The Company has not entered into nor will the Company on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with, and are not inconsistent with, the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements. The Company may grant registration rights that would permit any Person the right to piggy-back or may itself exercise its right to piggy-back, on any Registration Statement; provided, however, that if such offering is not underwritten, then such other piggy-back rights shall only be exercised with the consent of a Majority Interest of each of the Existing Holders, the DLJMB Holders and the DLJIP Holders.

                  (b) Amendments and Waivers. The provisions of this Agreement, including, without limitation, the provisions of this sentence, may not be' amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of (a) a Majority Interest of the Existing Holders and (b) a Majority Interest of the DLJMB Holders, and (c) the Required Holders.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telecopier, registered or certified mail (return receipt requested), postage prepaid or courier to the parties at their respective addresses set forth on the signature pages hereof (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; by confirmed receipt of transmission, if telecopied; and on the next Business Day if timely delivered to a courier guaranteeing overnight delivery.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and. holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles or rules of conflicts of law.

                  (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

                  (i) Entire Agreement. This Agreement, collectively with the Subscription Agreement, the Notes Registration Rights Agreement, the Investors' Agreement (in each case as defined in the Subscription Agreement) and the terms of each of the Registrable Securities (collectively, the "Operative Documents") is intended by the parties as a final expression of their agreement and is intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement, collectively with the Operative Documents, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  (j) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the, extent permitted by applicable law, be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                  (k) Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

                  (l) Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall 'be specifically enforceable, it being agreed by the parties that remedies at law for violations hereof including, without limitation, monetary damages, are inadequate and that the right to object in any action for specific performance or injunctive relief hereunder on the basis that a remedy at law would be adequate is waived.

                  (m) Lock-Up Agreement. In the event that the Company files a registration statement under the Securities Act with the Commission covering a firm commitment public offering at a time when any of the DLJMB Holders or DLJIP Holders, hold Registrable Securities, each of the DLJMB Holders and the DLJIP Holders agrees, if and to the same extent agreed to by a Majority Interest of Existing Holders, to enter into an agreement with the underwriter(s) to the effect that such Person will not offer, sell, contract to sell or otherwise dispose of any Registrable Securities for a period of time following the date of the final prospectus, such period of time to be determined by agreement between the Existing Holders and the managing underwriter(s) of such offering but not to exceed 180 days.

                  (n) Deferral of Filing. The Company may defer the filing (but not the preparation) of a Registration Statement required by Section 2,
Section 3, Section 4 or Section 6 -for a reasonable time after the Required Filing Date, or any Registration Statement required by Section 7 for a reasonable period of time, if (i) at the time the Company receives the Demand Request, the Company or any of its Affiliates is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such Registration Statement (but would not be required if such Registration Statement were not filed), and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities. Any such deferrals of the filing of any Demand Registration Statements pursuant to this Section 13(n) shall not exceed ninety (90) days in the aggregate during any eighteen (18) month period.

                         (Signatures on following page)

         IN WITNESS WHEREOF, the parties hereto have caused this Investors Registration. Rights Agreement to be duly executed as of the date first set forth above.

                                     THE COMPANY:

                                     HAIGHTS CROSS COMMUNICATIONS, INC.

                                     By: _______________________________________
                                         Name:  Paul J. Crecca
                                         Title: Chief Operating Officer,
                                                  Chief Financial Officer
                                                  and Treasurer

                                     EXISTING HOLDERS:

                                     MEDIA/COMMUNICATIONS PARTNERS III
                                     LIMITED PARTNERSHIP

                                     By: M/C III L.L.C.

                                     By: _______________________________________
                                         Name:  Christopher S. Gaffney
                                         Title: Manager

                                         Address for notice:
                                         c/o Great Hill Partners, LLC
                                         One Liberty Square
                                         Boston, MA 02109
                                         Attn: Christopher S. Gaffney

                                     M/C INVESTORS L.L.C.

                                     By: _______________________________________
                                         Name:  Christopher S. Gaffney
                                         Title: Manager

                                         Address for notice:
                                         c/o Great Hill Partners, LLC
                                         One Liberty Square
                                         Boston, MA 02109
                                         Attn: Christopher S. Gaffney

INVESTORS' REGISTRATION RIGHTS AGREEMENT

                                     FLEET MEZZANINE CAPITAL, INC.

                                     By: _______________________________________
                                         Name:
                                         Title:

                                         Address for notice:
                                         One Federal Street
                                         Mail Stop: MAOFD03D
                                         Boston, MA 02110

                                     ___________________________________________
                                     Peter J. Quandt

                                         Address for notice:
                                         c/o Haights Cross Communications, Inc.
                                         10 New King Street, Suite 110
                                         White Plains, New York 10604
                                         Facsimile: (914) 287-7569

                                     ___________________________________________
                                     Paul J. Crecca

                                         Address for notice:
                                         c/o Haights Cross Communications, Inc.
                                         10 New King Street, Suite 110
                                         White Plains, New York 10604
                                         Facsimile: (914) 287-7569

INVESTORS' REGISTRATION RIGHTS AGREEMENT

                                     DLJMB HOLDERS:

                                     DLJ MERCHANT BANKING PARTNERS II, L.P.,
                                     a Delaware Limited Partnership

                                     By: DLJ Merchant Banking II, Inc.,
                                         as Managing General Partner

                                     By: _______________________________________
                                         Name: William Dawson
                                         Title:

                                     Address: c/o DLJ Merchant Banking II, Inc.
                                              277 Park Avenue
                                              New York, NY. 10172
                                              Fax: 212-892-7272

                                     DLJ MERCHANT BANKING PARTNERS
                                     II-A, L.P., a Delaware Limited Partnership

                                     By: DLJ Merchant Banking II, Inc.,
                                         as Managing General Partner

                                     By: _______________________________________
                                         Name: William Dawson
                                         Title:

                                     Address: c/o DLJ Merchant Banking II, Inc.
                                              277 Park Avenue
                                              New York, NY 10172
                                              Fax: 212-892-7272

INVESTORS' REGISTRATION RIGHTS AGREEMENT

                                     DLJ OFFSHORE PARTNERS II, C.V.,
                                     a Netherlands Antilles Limited Partnership

                                     By: DLJ Merchant Banking II, Inc.,
                                         as Advisory General Partner

                                     By: _______________________________________
                                         Name: William Dawson
                                         Title:

                                     Address: c/o DLJ Merchant Banking II, Inc.
                                              277 Park Avenue
                                              New York, NY 10172
                                              Fax: 212-892-7272

                                     DLJ DIVERSIFIED PARTNERS, L.P.,
                                     a Delaware Limited Partnership

                                     By: DLJ Diversified Partners, Inc.,
                                         as Managing General Partner

                                     By: _______________________________________
                                         Name: William Dawson
                                         Title:

                                     Address: c/o DLJ Merchant Banking II, Inc.
                                              277 Park Avenue
                                              New York, NY 10172
                                              Fax: 212-892-7272

INVESTORS' REGISTRATION RIGHTS AGREEMENT

                                     DLJ DIVERSIFIED PARTNERS-A, L.P.,
                                     a Delaware Limited Partnership

                                     By: DLJ Diversified Partners, Inc.,
                                         as Managing General Partner

                                     By: _______________________________________
                                         Name: William Dawson
                                         Title:

                                     Address: c/o DLJ Merchant Banking II, Inc.
                                              277 Park Avenue
                                              New York, NY 10172
                                              Fax: 212-892-7272

                                     DLJ MILLENNIUM PARTNERS, L.P.,
                                     a Delaware Limited Partnership

                                     By: DLJ Merchant Banking II, Inc.,
                                         as Managing General Partner

                                     By: _______________________________________
                                         Name: William Dawson
                                         Title:

                                     Address: c/o DLJ Merchant Banking II, Inc.
                                              277 Park Avenue
                                              New York, NY 10172
                                              Fax: 212-892-7272

INVESTORS' REGISTRATION RIGHTS AGREEMENT

                                     DLJ MILLENNIUM PARTNERS-A, L.P.,
                                     a Delaware Limited Partnership

                                     By: DLJ Merchant Banking II, Inc.,
                                         as Managing General Partner

                                     By: _______________________________________
                                         Name: William Dawson
                                         Title:

                                     Address: c/o DLJ Merchant Banking II, Inc.
                                              277 Park Avenue
                                              New York, NY 10172
                                              Fax: 212-892-7272

                                     DLJMB FUNDING II, INC.,
                                     a Delaware Corporation

                                     By: _______________________________________
                                         Name: William Dawson
                                         Title:

                                     Address: c/o DLJ Merchant Banking II. Inc.
                                              277 Park Avenue
                                              New York, NY 10172
                                              Fax: 212-892-7272

INVESTORS' REGISTRATION RIGHTS AGREEMENT

                                     DLJ FIRST ESC, L.P.,
                                     a Delaware Limited Partnership

                                     By: DLJ LBO Plans Management Corporation,
                                         as General Partner

                                     By: _______________________________________
                                         Name: William Dawson
                                         Title:

                                     Address: c/o DLJ Merchant Banking II, Inc.
                                              277 Park Avenue
                                              New York, NY 10172
                                              Fax: 212-892-7272

                                     DLJ EAB PARTNERS, L.P.,
                                     a Delaware Limited Partnership

                                     By: DLJ LBO Plans Management Corporation,
                                         as General Partner

                                     By: _______________________________________
                                         Name: William Dawson
                                         Title:

                                     Address: c/o DLJ Merchant Banking II, Inc.
                                              277 Park-Avenue
                                              New York, NY 10172
                                              Fax: 212-892-7272

INVESTORS' REGISTRATION RIGHTS AGREEMENT

                                     DLJ ESC II, L.P.,
                                     a Delaware Limited Partnership

                                     By: DLJ LBO Plans Management Corporation,
                                         as General Partner

                                     By: _______________________________________
                                         Name: William Dawson
                                         Title:

                                     Address: c/o DLJ Merchant Banking II, Inc.
                                              277 Park Avenue
                                              New York, NY 10172
                                              Fax: 212-892-7272

                                     CARAVELLE INVESTMENT FUND, L.L.C.

                                     By: Caravelle Advisors, L.L.C., its
                                         Investment Manager and Attorney-in-Fact

                                     By: _______________________________________
                                         Name:  Jason M. Block
                                         Title: Executive Director

                                     Address: 425 Lexington Avenue
                                              New York, NY 10017
                                              212-885-4520

                                     DLJIP Holders:

                                     DLJ INVESTMENT PARTNERS II, L.P.,
                                     a Delaware Limited Partnership

                                     By: DLJ Investment Partners II, Inc.,
                                     as Managing General Partner

                                     By: _______________________________________
                                         Name: William Dawson
                                         Title:

                                     Address: c/o DLJ Investment Partners Inc.
                                              Attention: John Moriarty
                                              277 Park Avenue
                                              New York, NY 10172
                                              Fax: 212-892-7552

                                     DLJ INVESTMENT PARTNERS, L.P.
                                     a Delaware Limited Partnership

                                     By: DLJ Investment Partners, Inc.,
                                     as Managing General Partner

                                     By: _______________________________________
                                         Name: William Dawson
                                         Title:

                                     Address: c/o DLJ Investment Partners, Inc.
                                              Attention: John Moriarty
                                              277 Park Avenue
                                              New York, NY 10172
                                              Fax: 212-892-7552

                                     DLJ INVESTMENT FUNDING II, INC.
                                     a Delaware Corporation

                                     By: _______________________________________
                                         Name: William Dawson
                                         Title:

                                     Address: c/o DLJ Investment Partners, Inc.
                                              Attention: John Moriarty
                                              277 Park Avenue
                                              New York, NY 10172
                                              212-892-7552